LVH_Exhibit 10.71 INDEMNITY Agreement_DS Shore April 11 2007 Static Copy

INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT made effective as of the 11th day of April, 2007.

BETWEEN:

LAS VEGAS FROM HOME.COM ENTERTAINMENT INC., a company

incorporated under the laws of British Columbia with a place of business at Suite 100, 1255 West Pender Street, Vancouver,

British Columbia, V6E 2V1;

(the "Company")

OF THE FIRST PART

AND:

David A. Shore

38 Maimonides Court

Thornhill, On L4J 4X7

(the "Officer")

OF THE SECOND PART

WHEREAS the Company has requested the Officer to act as an OfficerLVH_Exhibit 10.71 INDEMNITY Agreement_DS Shore April 11 2007 Static Copy of the Company and the Officer has agreed to act as such on the condition that the Company grant an indemnity on the terms contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement"), each with the other, as follows:

1.

REPRESENTATIONS AND WARRANTIES

1.1

In order to induce the Officer to enter into this Agreement the Company represents and warrants to the Officer that:

(a)

the Company was and remains duly incorporated under the laws of British Columbia and is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies;

(b)

the Company holds all licenses and permits that are required for carrying on its business in the manner in which such business has been carried on;

(c)

all tax returns and reports of the Company required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of the Company have been paid or accrued in the Company's financial statements;

(d)

the Company has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which the Company carries on business;

(e)

to its knowledge and except as disclosed in the Company's latest audited financial statements for the year ended December 31, 2006, there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company at law or in equity or before or by a Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore; and

(f)

the Company is not, to its knowledge, in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever.

2.

INDEMNITY

2.1

Subject to the provisions of the Corporations Act (British Columbia) (the "Corporations Act"), the Company agrees to indemnify and save the Officer and his heirs and personal representatives harmless from and against all costs, charges and expenses of any kind whatsoever arising out of his association with the Company including, without limitation, the following:

(a)

any amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him; AND

(b)

an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which the Officer is made a party by reason of being or having been an Officer of the Company, including an action brought by the Company,

SO LONG AS:

(c)

the Officer acted honestly and in good faith with a view to the best interests of the Company; OR

(d)

in the case of a criminal or administrative action or proceeding, he had reasonable ground for believing that his conduct was lawful.

The determination of any action or proceeding by judgment, order, settlement, conviction or otherwise shall not, in and of itself, create a presumption that the Officer did not act honestly and in good faith and in the best interests of the Company and that the Officer did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal or administrative action or proceeding, that the Officer did not have reasonable grounds to believe that his conduct was lawful.

2.2

This indemnity shall have effect notwithstanding any remuneration that the Officer may have received or may receive as a Officer of the Company.

2.3

The Company agrees to pay the Officer interest at the rate of 2% above the prime rate of the Bank of Montreal per annum calculated and compounded semi-annually on the amount of the loss indemnified against from the date of the loss until such amount, plus interest, is paid.  The Company further agrees to pay the Officer interest at the same rate on any sums the Officer is obliged to pay, either in the enforcement of this Agreement, or as advance payment or any other payment of any of the loss indemnified against, from the date of such payments until such sums, including interest, are paid.

2.4

This indemnity shall survive the resignation, removal or other termination of the Officer's appointment as a Officer and shall continue to apply if the Officer is subsequently elected or appointed to a different position, whether in substitution or in addition to any other positions held by the Officer.

2.5

This indemnity does not bind the Officer to act as an Officer of the Company.  The Officer may resign, at his sole discretion, at any time.

2.6

The Officer may rely upon the accuracy of any statement of fact made or represented by a representative of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not, subject to the provisions of the Company Act, be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

3.

COVENANTS AND AGREEMENTS

3.1

The Company covenants and agrees with the Officer to advise the Officer immediately upon the Company becoming aware of any action, suit, judgment, investigation or proceeding of any kind whatsoever outstanding, pending or threatened against or affecting the Company, or any of its directors or officers in their capacity as such, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever whether or not there is a legitimate basis therefore.

4.

GENERAL

4.1

Time and each of the terms and conditions of this Agreement shall be of the essence.

4.2

This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other as expressly set forth or referred to herein.

4.3

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by both of the parties hereto.

4.4

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as either party may reasonably require in order to carry out the full intent and meaning of this Agreement.

4.5

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered to the parties at their respective addresses first above-written or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph and shall be "deemed delivered" on the date of actual delivery.

4.6

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

4.7

This Agreement shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties hereto on the day and year first above written.

THE CORPORATE SEAL of

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LAS VEGAS FROM HOME.COM

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ENTERTAINMENT INC.

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was hereunto affixed in presence of:

)

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c/s

____________________________

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____________________________

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SIGNED, SEALED AND DELIVERED

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by David A. Shore in the presence of:

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Name of

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Witness:  ________________________

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Address of

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Witness:  ________________________

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_David A. Shore”

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David A. Shore

________________________________

)

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Occupation

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of Witness:  ______________________

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